PIMCO Strategic Balanced Fund
Institutional Class Shares

November 22, 2000

This profile summarizes key information about the Fund that is included in the Fund's Prospectus. The Fund's Prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the Prospectus and other information about the Fund at no cost by calling us at 1-800-927-4648, visiting our Web site at www.pimco.com, or by contacting your financial intermediary.


What is the Fund's Investment Objective?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.


What is the Fund's principal investment strategy?

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its assets in the StocksPLUS Fund and between 25% and 55% of its assets in the Total Return Fund (collectively, the "Underlying Funds"). The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income instruments. The Total Return Fund seeks to achieve its investment objective by investing at least
65% of its assets in a diversified portfolio of fixed income securities of various maturities.

PIMCO determines how the Fund will allocate and reallocate its assets between the Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund's assets according to a predetermined blend of shares of the Underlying Funds. Instead, PIMCO will determine the mix of Underlying Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

The StocksPLUS Fund may invest in common stocks, options, futures, options on futures and swaps. This Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in fixed income instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a "basket" of S&P 500 stocks.

The average portfolio duration of the Total Return Fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

The Total Return Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities
("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Total Return Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and / or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional funds in the PIMCO Funds family at the discretion of PIMCO and without shareholder approval.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its past fiscal year. You may obtain these reports at no cost by calling us at 1-800-927-4648.


What are the principal risks of investing in the Fund?

You could lose money on an investment in the Fund. The principal risks of investing in the Fund are:

*	Allocation Risk: The Fund's investment performance depends upon how its assets are allocated and reallocated between the Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify allocations for the Underlying Funds that will provide consistent, quality performance for the
Fund, but there is no guarantee that PIMCO's allocation techniques will produce the desired results. It is possible that PIMCO will focus on an
Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.
*	Underlying Fund Risks: Because the Fund invests all of its assets in
Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the
Underlying Fund, which will vary. The Fund's investment in a particular
Underlying Fund normally will exceed 25% of its assets. Because the Fund invests a significant portion of its assets in each Underlying Fund, it will be particularly sensitive to the risks associated with each of the
Underlying Funds.
*	Market Risk: The value of securities owned by the Underlying Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries. Equity securities generally have greater price volatility than fixed income securities.
*	Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
*	Interest Rate Risk: As interest rates rise, the value of fixed income securities in the Underlying Funds' portfolios are likely to decrease.
Securities with longer durations tend to be more sensitive to changes in interest rates.
*	Credit Risk: The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
*	Derivatives Risk: When an Underlying Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivatives are subject to a number of risks, such as liquidity, interest rate, market, credit and management risk. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.
*	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying Funds' investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
*	Foreign Investment Risk: When an Underlying Fund invests in foreign securities, it may experience more rapid and extreme changes in value than if it invested exclusively in U.S. securities. The securities markets of many foreign countries are relatively small. Reporting, accounting and auditing standards of foreign countries differ from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the
Underlying Funds' investments in a foreign country.
*	Currency Risk: When an Underlying Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Underlying Funds' investments in foreign currency-denominated securities may reduce the returns of the Underlying Funds.
*	Mortgage Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.
*	Leveraging Risk: The Underlying Funds may engage in transactions that give rise to a form of leverage. Leverage may cause a Fund to sell holdings when it may not be advantageous to do so. Leverage, including borrowing, may cause a
Fund to be more volatile than if the Fund had not been leveraged.
*	Management Risk: There is no guarantee that the investment techniques and risk analyses applied by PIMCO will produce the desired results.


How has the Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and table show performance of the Fund's Institutional Class shares net of fees. Past performance is no guarantee of future results, and the Fund achieved the performance track record shown below during a period when it pursued its investment objective using different investment strategies.

Calendar Year Total Returns

1997   1998   1999
24.17% 19.66% 11.56%

During the period shown in the bar chart, the highest quarterly return was 12.23% (2nd Quarter 1997) and the lowest quarterly return was -4.60% (3rd Quarter 1998). As of September 30, 2000, the end of the most recent calendar quarter, the Fund's year-to-date return was 0.09%.

Average Annual Total Returns
for the periods ended September 30, 2000
                          	1 year    Since Inception4
Strategic Balanced Fund,
 Institutional Class      	 8.55%    15.29%
S&P 500 Index1            	13.28%    21.47%
S&P 500 and Lehman Aggregate
 	Bond Index Blend2      	11.05%    15.80%
Lipper Balanced Fund Avg3	11.34%    12.62%

1 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.
2 This index used for the Fund is a static self-blended index consisting 60% of the S&P 500 Composite Stock Price Index and 40% of the Lehman Brothers Aggregate Bond Index. The Fund believes this self- blended index reflects the Fund's investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index.
3 The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
4 The Fund began operations on 6/28/96. Index comparisons began on 6/30/96.


What are the Fund's Fees and Expenses?

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)   	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, shown as a percentage of average daily net assets)
Advisory Fee                              	None
Distribution (12b-1) and/or Service Fees   	None
Other Expenses1                           	0.05%
Underlying Fund Expenses                  	0.59%
Total Annual Fund Operating Expenses2    	0.64%

1 Other Expenses reflect a 0.05% Administrative Fee paid by the class.
2 Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Fund are estimated based upon a 65%/35% allocation of the Fund's assets between the StocksPLUS and Total Return Funds and upon the estimated total annual operating expenses of the Institutional Class Shares of these Underlying Funds. Total Actual Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown above.
Example: The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

                             1 year  3 years  5 years  10 years
Strategic Balanced Fund,
 Institutional Class         $65     $205     $357     $798


Who is the Fund's Investment Adviser?

Pacific Investment Management Company LLC ("PIMCO"), a subsidiary of PIMCO Advisors L.P., serves as investment adviser to the Fund. PIMCO is an investment management company founded in 1971, and had over $207 billion in assets under management as of September 30, 2000. PIMCO manages the investment and reinvestment of the assets of the Fund and is responsible for placing orders for the purchase and sale of the Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund's portfolio is managed by a team led by William H. Gross. Mr. Gross is a Managing Director, Chief Investment Officer and a founding partner of PIMCO and he has managed fixed income accounts for various institutional clients and funds for over 25 years. He has led the team managing the Strategic Balanced Fund since January 1998.


How do I Buy Fund Shares?

The minimum initial investment to open an account directly with the Fund is $5 million. The minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. You may purchase Fund shares in one of the following ways:
*	Opening an account by completing and signing a Client Registration
Application, mailing it to us at the address shown below, and wiring funds. Wiring instructions can be obtained by calling us at 1-800-927-4648.
*	Exchanging Institutional Class shares in any amount from another PIMCO
Funds account.
*	Additional purchases in any amount can be made by calling us at
1-800-927-4648 and wiring funds.


How do I Sell (Redeem) Fund Shares?

You may sell (redeem) all or part of your Fund shares on any business day. You may sell by:
*	Sending a written request by mail to PIMCO Funds.
*	Telephone us at 1-800-927-4648 and a Shareholder Services associate will assist you.
*	By sending a fax to our Shareholder Services department at 1-949-725-6830.


How are Fund Distributions Made and Taxed?

The Fund pays dividends to shareholders quarterly and pays realized capital gains, if any, annually. Dividend and capital gain distributions will be reinvested in additional shares of the Fund unless you elect to have them paid in cash. A shareholder may elect to have distributions paid in cash by calling 1-800-927-4648. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. The rate you pay on capital gains distributions may vary depending on how long the Fund held the securities that generated the gains. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

Shareholders should also bear in mind that the sale or exchange of shares may give rise to a taxable event.


What other Services are Available from the Fund?

The Fund and PIMCO's Shareholder Services offer several programs to investors:
*	The ability to exchange shares of the Fund for the same class of shares of any other PIMCO Fund.
*	Account and Fund information is available 24 hours every day through
Infolink, PIMCO Funds' audio response system, by calling 1-800-987-4626.
*	Information about PIMCO Funds can be obtained on PIMCO's Institutional
Web site at www.pimco.com.